UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 5, 2021

LGBTQ LOYALTY HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-54867	80-0671280
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2435 Dixie Highway, Wilton Manors, FL	33305
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (954) 947-6133

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule l2b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 3.02.	Unregistered Sales of Equity Securities

On March 5, 2021, LGBTQ Loyalty Holdings, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “SPA”) with Power Up Lending Group Ltd., a Virginia corporation (the “Purchaser”). Pursuant to the terms of the SPA, the Purchaser agreed to purchase from the Company, for a purchase price of $78,500, a 10% Convertible Note (the “Note”) in the principal amount of $86,350. The Note matures and becomes due and payable on March 5, 2022 and accrues interest at a rate of 10% per annum (increasing to 22% upon an event of default) while the Note remains outstanding. The Note, plus all accrued but unpaid interest and other amounts due on the Note, may be prepaid at any time prior to the maturity date. If the Note is prepaid on or prior to the 30th calendar day after the issuance date, the amount due upon prepayment will be multiplied by 110%. If the Note is prepaid between the 31st and 60th calendar day after the issuance date, the amount due upon prepayment will be multiplied by 115%. If the Note is prepaid between the 61st and 90th calendar day after the issuance date, the amount due upon prepayment will be multiplied by 120%. If the Note is prepaid between the 91st and 120th calendar day after the issuance date, the amount due upon prepayment will be multiplied by 125%. If the Note is prepaid between the 121st and 150th calendar day after the issuance date, the amount due upon prepayment will be multiplied by 130%. If the Note is prepaid between the 151st and 180th calendar day after the issuance date, the amount due upon prepayment will be multiplied by 135%. The Company must provide advanced notice to the holder of any prepayments and the holder may elect to convert all or any portion of the Note prior to prepayment.

The Note is convertible into shares of the Company’s common stock (the “Common Stock”) at any time at a conversion price (the “Conversion Price”), which shall equal the Variable Conversion Price (as defined herein) (subject to equitable adjustments by the Company relating to the Company’ securities or the securities of any subsidiary of the Borrower, combinations, recapitalization, reclassifications, extraordinary distributions and similar events). The “Variable Conversion Price” shall mean 60% multiplied by the Market Price (as defined herein) (representing a discount rate of 40%). “Market Price” means the lowest Trading Price (as defined below) for the Common Stock during the twenty (20) Trading Day period ending on the latest complete Trading Day prior to the Conversion Date. “Trading Price” means, for any security as of any date, the closing bid price on the OTCQB, OTCQX, Pink Sheets electronic quotation system or applicable trading market (the “OTC”) as reported by a reliable reporting service (“Reporting Service”) designated by the Holder (i.e. Bloomberg) or, if the OTC is not the principal trading market for such security, the closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded or, if no closing bid price of such security is available in any of the foregoing manners, the average of the closing bid prices of any market makers for such security that are listed in the “pink sheets”. If the Trading Price cannot be calculated for such security on such date in the manner provided above, the Trading Price shall be the fair market value as mutually determined by the Borrower and the holders of a majority in interest of the Notes being converted for which the calculation of the Trading Price is required in order to determine the Conversion Price of such Notes. “Trading Day” shall mean any day on which the Common Stock is tradable for any period on the OTC, or on the principal securities exchange or other securities market on which the Common Stock is then being traded. The conversion price is subject to customary adjustments. The conversion price is not subject to a floor.

The Note contains customary event of default provisions, including, but not limited to: (i) failure to pay principal or interest payments when they come due, (ii) failure to issue shares of Common Stock to the Purchaser upon exercise by the Purchaser of the conversion rights of the Purchaser in accordance with the terms of this Note, (iii) failure to transfer or cause its transfer agent to transfer (issue) any certificate for shares of Common Stock issued to the Purchaser upon conversion of or otherwise pursuant to this Note as and when required by this Note, (iv) breaches of any material covenants in the Note or SPA, (v) breaches of any representations or warranties in the Note or SPA, (vi) the appointment of a receiver or trustee, (vii) any bankruptcy or similar proceeding is instituted by or against the Company, and (viii) failure to maintain the listing of the Common Stock on at least one of the OTC exchanges, (ix) failure to comply with the requirements of the Exchange Act, (x) any dissolution, liquidation, winding up or cessation of operations, (xi) the restatement of any financial statements filed by the Company with the SEC at any time after 180 days after the Issuance Date for any date or period until this Note is no longer outstanding, if the result of such restatement would, by comparison to the un-restated financial statement, have constituted a material adverse effect on the rights of the Purchaser with respect to this Note, (xii) failing to provide fully executed Irrevocable Transfer Agent Instructions to a new transfer agent that the Company seeks to retain, and (xiii) a breach or default by the Company of any covenant or other term or condition contained in any Other Agreement (as defined in the Note), after passage of applicable notice and cure or grace periods.

Upon the occurrence of an event of default, the Note shall become immediately due and payable and the Company shall pay to the Purchaser, in full satisfaction of its obligations hereunder, an amount equal to the Default Amount (as defined herein). The Note shall become immediately due and payable and the Company shall pay to the Holder, in full satisfaction of its obligations hereunder, an amount equal to 150% times the sum of (w) the then outstanding principal amount of this Note plus (x) accrued and unpaid interest on the unpaid principal amount of this Note to the date of payment (the “Mandatory Prepayment Date”) plus (y) Default Interest, if any, on the amounts referred to in clauses (w) and/or (x) plus (z) any amounts owed to the Holder pursuant to Authorized Shares and Method of Conversion Sections of the Note (the then outstanding principal amount of this Note to the date of payment plus the amounts referred to in clauses (x), (y) and (z) shall collectively be known as the “Default Amount”) and all other amounts payable hereunder shall immediately become due and payable, all without demand, presentment or notice, all of which hereby are expressly waived, together with all costs, including, without limitation, legal fees and expenses, of collection, and the Holder shall be entitled to exercise all other rights and remedies available at law or in equity.

The Note also provides for certain liquidated damages upon failure to timely delivery shares of Common Stock upon conversion of the Note. The Company is subject to a restrictive covenant regarding sales of assets.

The SPA and Note are attached to this Current Report as Exhibits 10.1 and 10.2, respectively. All descriptions of the SPA and Note herein are qualified in their entirety to the text of Exhibits 10.1 and 10.2 hereto, which is incorporated herein by reference.

The Note issued in the offering is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act and Rule 506 promulgated thereunder because, among other things, the transaction did not involve a public offering, the investor is an accredited investors, the investor took the securities for investment and not resale and the Company took appropriate measures to restrict the transfer of the securities.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Securities Purchase Agreement*
10.2	10% Convertible Note*

* Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LGBTQ LOYALTY HOLDINGS, INC.

Date: April 12, 2021	By:	/s/ Robert A. Blair
Robert A. Blair
Chief Executive Officer

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